                                       Securities and Exchange Commission
                                             Washington, D.C. 20549
                                -----------------------------------------------

                                                    FORM 8-K

                                                 CURRENT REPORT
                                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                                        SECURITIES EXCHANGE ACT OF 1934

                        Date of Report (Date of earliest event reported): June 21, 2005

                                          The Phoenix Companies, Inc.
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                             (Exact Name of Registrant as Specified in Its Charter)

     Delaware                                     1-16517                                  06-1599088
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(State or Other Jurisdiction             (Commission File Number)                            (IRS Employer
   of Incorporation)                                                                   Identification No.)

         One American Row, Hartford, CT                                                      06102 -5056
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       (Address of Principal Executive Offices)                                               (Zip Code)

Registrant's telephone number, including area code:                                       (860) 403-5000
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                                                 NOT APPLICABLE

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                              (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers

         On June 27, 2005, the Company issued a press release announcing that Katherine P. Cody, currently its vice president and treasurer, will be promoted to senior vice president and treasurer and will assume the responsibilities of chief accounting officer on August 1, 2005. Scott R. Lindquist, the Company's current chief accounting officer, notified it on June 21, 2005 that he will be leaving on July 29 to assume a new position.

         Mrs. Cody, who has served as treasurer of the Company since July 2002, joined the Company from
PriceWaterhouse, LLP in 1994. Furnished as Exhibit 99.1 and incorporated herein by reference is a copy of the press release date June 27, 2005, announcing Mrs. Cody's promotion and Mr. Lindquist's departure.

Item 9.01  Financial Statements and Exhibits

           (a) Not applicable.
           (b) Not applicable.
           (c) Exhibits

           The following exhibit is furnished herewith:

           Exhibit 99.1 - A news release of The Phoenix Companies, Inc. dated June 27, 2005, regarding the matters described in Item 5.02.

                                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     THE PHOENIX COMPANIES, INC.

Date:  June 27, 2005                                 By:    /s/ Tracy L. Rich
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                                                            Name:  Tracy L. Rich
                                                            Title: Executive Vice President